Exhibit 99(j)(10)

POWER OF ATTORNEY

GUIDESTONE FUNDS, a Delaware statutory trust (the “Trust”), and each of its undersigned trustees and officers hereby nominates, constitutes and appoints John R. Jones, Rodney R. Miller, Eric S. Purple and Donald W. Smith (with full power to each of them to act alone) its true and lawful attorney-in-fact and agent, for it and on its behalf and in its name, place and stead in any and all capacities, to make, execute and sign the Trust’s Registration Statement on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940, as amended, and any and all amendments thereto, and to file with the U.S. Securities and Exchange Commission, and any other regulatory authority having jurisdiction over the offer and sale of shares of the beneficial interest of the Trust, any such Registration Statement and amendment, and any and all supplements thereto or to any prospectus or statement of additional information forming a part thereof, and any and all exhibits and other documents requisite in connection therewith, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as the Trust and the undersigned Trustees and officers itself/themselves might or could do.

IN WITNESS WHEREOF, GUIDESTONE FUNDS has caused this power of attorney to be executed in its name by its President, and attested by its Secretary and the undersigned Trustees have hereunto set their hands and seals at Dallas, Texas this 28th day of February, 2013.

GUIDESTONE FUNDS

By:
/s/ John R. Jones
John R. Jones
President

ATTEST:

/s/ Rodney R. Miller
Rodney R. Miller
Secretary

/s/ Joseph A. Mack
Joseph A. Mack
Trustee, Chairman of the Board

/s/ Michael R. Buster
Michael R. Buster
Trustee

/s/ Peter L. Chamberlain Ph.D.
Peter L. Chamberlain Ph.D.
Trustee

/s/ Carson L. Eddy
Carson L. Eddy
Trustee

/s/ Thomas G. Evans
Thomas G. Evans
Trustee

/s/ William Craig George
William Craig George
Trustee

/s/ Grady R. Hazel
Grady R. Hazel
Trustee

/s/ James W. Hixson
James W. Hixson
Trustee

/s/ Gerald B. Jones
Gerald B. Jones
Trustee

/s/ Franklin Raymond Morgan
Franklin Raymond Morgan
Trustee

/s/ William T. Patterson
William T. Patterson
Trustee